                   SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934

Filed by the Registrant                          (X)
Filed by a Party other than the Registrant       ( )

Check the appropriate box:

( )        Preliminary Proxy Statement
( )        Confidential, for Use of the Commission Only (as
           permitted by Rule 14a-6(e)(2))
(X)        Definitive Proxy Statement
( )        Definitive Additional Materials
( )        Soliciting Material Pursuant to Section 240.14a-11(c) or
           Section 240.14a-12

                          SKINVISIBLE, INC.
---------------------------------------------------------------------
         (Name of Registrant as Specified in its Charter)

---------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)        No fee required
( )        Fee computed on table below per Exchange Act Rules
           14a-6(i)(1) and 0-11.

           1) Title of each class of securities to which transaction applies:

           2) Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           4)  Proposed maximum aggregate value of transaction:

           5)  Total fee paid:

( )        Fee paid previously with preliminary materials.


( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount Previously Paid:
           2)   Form, Schedule or Registration Statement No.:
           3)   Filing Party:
           4)   Date Filed:

                          SKINVISIBLE, INC.
                 3095 East Patrick Lane, Suite 1,
                          Las Vegas, Nevada
                               89120


                                                    December 3, 1999

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Skinvisible, Inc., which will be held on December
22, 1999 at 9:00 a.m., Pacific Standard Time at 3095 East Patrick
Lane, Suite 1, Las Vegas, Nevada  89120.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.



                                      Sincerely,


                                      \s\ Terry Howlett

                                      Terry Howlett
                                      President

                          SKINVISIBLE, INC.
             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          December 22, 1999

To the Shareholders:

Notice is Hereby Given that the Annual Meeting of the holders of shares of Common Stock of Skinvisible, Inc. (the "Common Stock") will be held at 3095 East Patrick Lane, Suite 1, Las Vegas, Nevada 89120 on December 22, 1999 at 9:00 a.m., Pacific Standard Time, for the following purposes:

1. To elect directors.

2. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on December 1, 1999 are entitled to notice of, and to vote at, this meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   \s\ Terry Howlett

                                   Terry Howlett, President

December 3, 1999
                            IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                         SKINVISIBLE, INC.
                 3095 East Patrick Lane, Suite 1,
                         Las Vegas, Nevada
                                89120


				          December 3, 1999


                PROXY STATEMENT FOR ANNUAL MEETING
                          OF SHAREHOLDERS
                   TO BE HELD DECEMBER 22, 1999

This Proxy Statement, which was first mailed to shareholders on or about December 3, 1999, is furnished in connection with the solicitation of proxies by the Board of Directors of Skinvisible, Inc. (the "Company"), to be voted at the annual meeting of the shareholders of the Company (the "Annual Meeting"), which will be held at 9:00 a.m. on December 22, 1999, at 3095 East Patrick Lane, Suite 1, Las Vegas, Nevada 89120 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be borne by the Company.

Shareholders of record at the close of business on December 1, 1999 will be entitled to vote at the meeting on the basis of one vote for each share held. On December 1, 1999, there were 10,209,000 shares of common stock outstanding, held of record by 52 shareholders.

The deadline for submittals of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 days prior to the release date of the proxy materials as received at the Company's principal offices by that date. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a-8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

                             MEETING

PLACE, DATE AND TIME

The Annual Meeting will be held at 3095 East Patrick Lane, Suite 1, Las Vegas, Nevada 89120, on December 22, 1999 at 9:00 a.m. Pacific Standard Time.

RECORD DATE; SOLICITATION OF PROXIES

The Board of Directors of the Company (the "Board") has fixed the close of business on December 1, 1999 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were 10,209,000 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting held by approximately 52 holders of record. Holders of Common Stock are entitled to one vote at the Annual Meeting for each share of Common Stock held of record at the Record Date.

In addition to the solicitation of proxies by use of the mails, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of Common Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the Annual Meeting and of soliciting proxies therefor, including the cost of printing and mailing this Proxy Statement and related materials. The Company has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $5,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to Gerry
Gauthier at 3095 East Patrick Lane, Suite 1, Las Vegas, AZ 89120.

PURPOSE OF THE ANNUAL MEETING

At the Annual Meeting, holders of Common Stock of the Company will be asked to elect directors.

VOTE REQUIRED

One Percent (1%) of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date, represented in person or by proxy, is required for a quorum at the Annual Meeting. The nominees receiving the five highest number of votes will be elected to the board of directors. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the nominees for the Board named herein, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the Annual Meeting (of which the Company is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting can not be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Under the rules of the NASD, although brokers who hold shares in a street name have the authority to vote on certain items when they have not received instructions from the beneficial owners, brokers will not be entitled to vote on the approval of the Merger Agreement absent specific instructions. Brokers who do not receive instructions but who are present, in person or by proxy, at the Annual Meeting will be counted as present for quorum purposes.

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the Corporate Secretary of the Company an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy. There are no dissenters rights or remedies for shareholders who do not agree with the outcome of the vote on the issues to be brought at this Annual Meeting.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE
INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED
PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.


                       ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

Terry Howlett
Howard Thomson

Jerry Hodge
Lord Anthony St. John
Jost Steinbruchel

Mr. Terry H. Howlett (Age 51), President & Director, Skinvisible, Inc. Mr. Howlett has a diversified background in market initialization and development, sales and venture capital financing for emerging growth companies. He has held senior management, marketing and sales positions with various companies, including the Canadian Federation of Independent Business, Family Life Insurance, and Avacare of Canada and founded Presley Laboratories, Inc. which marketed cosmetic and skin care products on a direct sales basis. For the ten years prior to becoming President of the Company, Mr. Howlett was the President and CEO of Voice-it Solutions, Inc., a publicly traded company on the Vancouver Stock exchange that made voice response software for order entry systems.

Mr. Howard Thomson (Age 51), Director, Treasurer and Secretary, Skinvisible, Inc. Mr. Thomson has recently retired after 17 years in senior management positions with the Bank of Montreal, including 5 years as Branch Manager, 4 years as Regional Marketing Manager and 5 years as Senior Private Banker. He previously resided in London, England and was employed by the National Westminster Bank for 13 years.

M. Jerry Hodge (Age 54), Director, Skinvisible, Inc. For over the past five years, Mr. Hodge has been the President & CEO of Hospitality Network, the largest provider of in-room video entertainment to the hotel/casino industry, and has professional management expertise in the areas of business development, finance, operations, and corporate strategic planning.

Lord Anthony St. John (Age 41), Director, Skinvisible, Inc. Lord Anthony St. John has been a member of the House of Lords in England since 1978. In 1998, he was appointed Extra Lord-in-Waiting to her Majesty the Queen. He has been a consultant to Merrill Lynch International since 1991 and serves as a Director on other publicly traded companies. Since graduating with a law degree in 1979 from Capetown, South Africa, Lord St. John has spent a number of years in the commercial field as auditor and legal counsel for international companies.

Jost Steinbruchel (Age 58), Director, Skinvisible, Inc. Since 1984, Mr. Steinbruchel has operated his own company in Geneva Switzerland specializing in financial engineering in international trade throughout a wide network of banking relations, principally in Europe, China, Australia and Africa. Previously, he spent 20 years of his professional career as an executive in international banking with Lloyds of London, Citicorp and Credit Suisse. Mr. Steinbruchel has a law degree from Sorboure, Paris.


INFORMATION REGARDING THE BOARD

The Company's Board of Directors (the "Board") has a compensation committee that makes decisions regarding the issuance of stock options under the Company's Incentive Stock Option Plan. The Board met 3 times during this calendar year, and, as issues were raised, signed several written consents to action without meeting. All directors attended 75% or more of the aggregate number of

Board meetings. The current Board includes Terry Howlett, Howard
Thomson, Jerry Hodge, Lord Anthony St. John, Jost Steinbruchel.

The directors are currently paid $1,000 for acting as members of the board.

The following table provides information on the annual compensation received by the Executive Officers and Directors of the Company in 1998:


                    Annual Compensation Table

	           Annual Compensation	    Long-term Compensation
                 -------------------          ----------------------
                                   Other   Re-                        All
                                   Annual  stricted                   Other
                                   Compen- Stock   Options  LTIP      Compen-
Name    Title  Year Salary   Bonus sation  Awarded /SARs(#) payouts($) sation
----    -----  ---- -------- ----- ------- ------- ------- ---------- -------
Terry   Di-    1998 $ 90,000 $ 0      0	    0	    0	      0        0
Howlett rector
President

Jerry   Di-
Hodge	rector 1998 $  9,000 $ 0      0	    0       0         0        0

Howard  Di-    1998 $  9,000 $ 0      0     0       0         0        0
Thomson rector
        Secretary/
        Treasurer

Lord
Anthony  Di-   1998 $      0 $ 0      0     0       0         0        0
St. John rector

Jost     Di-   1998 $      0 $ 0      0     0       0         0        0
Stein-   rector
bruchel

Please note that the type and amount of compensation paid in 1998 may differ materially from what is paid in 1999.

Options
-------

The following table shows the issued and outstanding stock options held by the officers and directors of the Company, and by each person known by the Company to beneficially own more than 10% of the Company's Common Stock as of August 1, 1999. Each of the following options was granted by the Company on January 8, 1999.

Name               Exercise Price    No. of Options     Term of Option
-----------------  --------------    --------------     --------------
Terry Howlett      $1.65                300,000             5 years
Jerry Hodge        $1.50                 50,000             5 years
Howard Thomson     $1.50                 50,000             5 years
Anthony St. John   $1.50                 50,000             5 years
Jost Steinbruchel  $1.50                 50,000             5 years


                      THE BOARD RECOMMENDS
             A VOTE IN FAVOR OF THE NAMED NOMINEES.

             MARKET PRICES AND DIVIDEND INFORMATION

The Common Stock of the Company is traded on the NASDAQ OTC
Bulletin Board under the trading symbol "SKVI".    As of November
30, 1999, the last date on which the Common Stock was traded prior to the fixing of the record date for voting, the high and low sales prices of the Common Stock on the OTC Bulletin Board was $3.00 per share and $3.125 per share, respectively. On December 1, 1999, the latest practicable trading day before the filing of this Proxy Statement with the SEC, the high and low sales prices of the Common Stock on the OTC Bulletin Board were $3.00 per share and $3.00 per share, respectively.

The Company has not previously declared or paid any dividends on its common stock and does not anticipate declaring any dividends in the foreseeable future.

The high and low sales price of the Common Stock on the OTC
Bulletin Board during the past two years by quarter are as follows:

Quarter                         High         Low
----------------               -----       -----
1st Quarter 1999               $5.25       $1.50
2nd Quarter 1999               $5.59       $4.00
3rd Quarter 1999               $5.25       $2.50
4th Quarter 1999 (to date)     $3.75       $2.25


                       SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of the Company's common stock held by all persons who, to the knowledge of the Company, beneficially owned more than five percent (5%) of the outstanding shares of the Company's common stock as of November 1, 1999, or, in certain instances as described in the footnotes below, as of a date of the filing by such person of a Schedule 13G with the Securities and Exchange Commission ("Commission"). According to rules adopted by the Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote them, or to direct their investment, or has the right to acquire beneficial ownership of such securities within 60 days. Unless otherwise indicated, all persons have sole voting and investment power over all shares beneficially owned.

                Name and Address       Number of Shares   Percent
Class           of Beneficial Owner    Beneficial Owned   of class
--------------  -------------------    ----------------   --------
Common          Terry Howlett (1)      1,000,000          9.80%
                3095 East Patrick Ln.
                Suite 1
                Las Vegas, NV 89120

Common          Jost Steinbruchel(2)     550,000          5.39%
                Rue de L'Arquebuse 8
                Case Postale 5359
                1211 Geneva 11

Common          Logan Anderson           800,000          7.84%
                PO Box 1998G
                Lacovia Condominium
                Seven Mile Beach,
                Grand Cayman BWI

Common          Paul Banko               550,000          5.39%
                2058 Caracol Ct.
                Carlsbad, CA 92009

Common          Harry Moll               850,000          8.33%
                PO Box 1998G
                Lacovia Condominium
                Seven Mile Beach,
                Grand Cayman BWI

Common          Abaderra Ltd             780,000          7.64%
                Buckingham Square
                Penthouse
                Seven Mile Beach,
                Grand Cayman BWI
---------------------------------------------------------------------
(1) Mr. Howlett also holds stock options to purchase 300,000 shares at a price of $1.65.
(2) Mr. Steinbruchel also holds stock options to purchase 50,000 shares at a price of $1.50.

The Company knows of no other person who is the beneficial owner of more than five percent of the Company's common stock.

SECURITY OWNERSHIP OF CERTAIN MANAGEMENT OF THE COMPANY

The following table sets forth information, as of November 1, 1999, concerning the Company's common stock owned by: (i) each director;
(ii) the Chief Executive Officer and the other executive officers of the Company who earned more than $100,000 during fiscal 1998 and were serving as executive officers at the end of fiscal 1998; and
(iii) all directors and officers of the Company as a group. According to rules adopted by the Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote them, or to direct their investment, or has the right to acquire beneficial ownership of such securities within 60 days.
 Unless otherwise indicated, all persons have sole voting and investment power over all shares beneficially owned.


                Name and Address           Number of Shares   Percent
Class           of Beneficial Owner        Beneficial Owned   of class**
--------------  -------------------        ----------------   ----------
Common          Terry Howlett (1)          1,000,000           9.80%
                Director, President

Common          Howard Thomson (2)           156,000           1.53%
                Director, Sec./Treas.

Common          Anthony St. John (3)         150,000           1.47%
                Director

Common          Jost Steinbruchel(4)         550,000           5.39%
                Director

Common          Jerry Hodge(5)               200,000           1.96%
                Director

Common          All Officers and Directors 2,056,000          20.15%
                as a Group ( 5 persons)
---------------------------------------------------------------------
** Based on 10,209,000 shares of common stock outstanding as of December 1, 1999.
(1) Mr. Howlett also holds stock options to purchase 300,000 shares at a price of $1.65.
(2) Mr. Thomson also holds stock options to purchase 50,000 shares at a price of $1.50.
(3) Mr. St. John also holds stock options to purchase 50,000 shares at a price of $1.50.
(4) Mr. Steinbruchel also holds stock options to purchase 50,000 shares at a price of $1.50.
(5) Mr. Hodge also holds stock options to purchase 50,000 shares at a price of $1.50.

                      ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

Upon appointment by the Board, Sarna and Company, independent public accountants, audited and reported on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 1998. Such financial statements can be found in the Company's 10SB filed on April 30, 1999 and are incorporated by reference in this Proxy Statement. Representatives of Sarna and Company are not expected to be present at the Annual Meeting.


          INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents, filed by the Company with the Commission, are incorporated herein by reference:

(i) 	the Company's Registration Statement filed on Form 10SB
with the Commission on April 30, 1999;

(ii)	the Company's Quarterly Reports filed on Form 10-QSB on
August 17, 1999 and November 15, 1999.

All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Corporate Secretary at the address set forth below in "Other Matters."

                          ANNUAL MEETING

The 1999 Annual Meeting of Shareholders of the Company will be held on December 22, 1999 at 9:00 a.m., at 3095 East Patrick Lane, Suite 1, Las Vegas, Nevada 89120.

                           OTHER MATTERS

The Board, as of December 1, 1999 was not aware of any matters to be presented for action at the Annual Meeting other than the election of directors, and do not intend to bring any other matters before the Annual Meeting. If any other matters properly come before the meeting, however, or any adjournment thereof, the person or persons voting the proxies will vote in accordance with their best judgment.

By Order of the Board of Directors
of Skinvisible, Inc.

\s\ Terry Howlett
_______________________________
Terry Howlett
President and Chief Executive Officer

                         SKINVISIBLE, INC.
                              PROXY

    FOR ANNUAL MEETING OF THE SHAREHOLDERS OF SKINVISIBLE, INC.
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry Howlett with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at 3095 East Patrick Lane, Suite 1, Las Vegas, Nevada 89120, on December 22, 1999 at 9:00 a.m. Pacific Standard Time, and at any adjournments thereof.

Please mark your votes as indicated  [X]   Total Number of
Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1.  Election of directors: Terry Howlett, Howard Thomson, Jerry
Hodge, Anthony St. John, Jost Steinbruchel.

                       FOR Election       NOT FOR Election
                       of directors          of directors
                            [_]                  [_]

   Except vote withheld from following nominee(s) listed above.

___________________________	________________________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Signature(s)                       Dated:  ________________, 1999



___________________________        ___________________________